INVESTMENT AND MORTGAGE-BACKED SECURITIES - Amortized cost of mortgage-backed securities by contractual maturity (Details 3) (Mortgage-backed securities, USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Mortgage-backed securities
Schedule Of Marketable Securities [Line Items]
Due in one year or less	$ 1,370	$ 811
Due in one year through five years	4,032	3,413
Due in five years through ten years	4,041	4,665
Due in more than ten years		3,466
Total	$ 9,443	$ 12,355